U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  March 7, 2002
           ----------------------------------------------------------
                Date of Report (date of earliest event reported)


                             MUSE TECHNOLOGIES, INC.
        ----------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter



Delaware                       1-14559                    85-0437001
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
of Incorporation)                                         Identification Number)


                      300 Fifth Avenue, Waltham, MA. 02451
      --------------------------------------------------------------------
                     Address of Principal Executive Offices

                                 (781) 890-4300
          ------------------------------------------------------------
               Registrant's Telephone Number, Including Area Code

THIS REPORT ON FORM 8-K CONTAINS, IN ADDITION TO HISTORICAL INFORMATION,FORWARD-LOOKING STATEMENTS BY MUSE TECHNOLOGIES, INC. (THE "COMPANY") THAT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WORDS SUCH AS "MAY," "SHOULD," "ANTICIPATE," "BELIEVE," "PLAN," "ESTIMATE," "EXPECT" AND "INTEND," AND OTHER SUCH SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF UNCERTAINTIES AND RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT ARE BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE OF THIS DOCUMENT, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THESE CAUTIONARY STATEMENTS OR ANY FORWARD-LOOKING STATEMENTS.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Muse Technologies, Inc. (the "Company") has received short-terms loans over time from Richard A. Gates ("Gates"), who is a shareholder of the Company holding 3,000 shares of the 13,103,714 issued and outstanding shares of its common stock. On January 30, 2002, the principal balance outstanding on loans from Gates was $590,000 plus accrued interest of $28,465. The outstanding loans were evidenced by six promissory notes payable in ninety days with 9% interest (the "AVS Notes") made by Advanced Visual Systems, Inc. ("AVS"), then a wholly owned subsidiary of the Company, and secured by accounts receivable of AVS.

     On or about January 30, 2002, Gates advised the Company of his intent to demand payment in full of the outstanding principal and interest on the AVS Notes. AVS Notes in the principal amount of $360,000 had already matured and all of the AVS Notes would have matured on or before March 13, 2002. Neither the parent Company nor AVS in the opinion of either's management had the liquidity to pay off the AVS Notes and continue operations over the next twelve months. Intensive fund raising efforts by the Company's management over the past year have been unsuccessful and no material future revenue is currently expected from the Company with the exception of revenue generated by AVS and for insignificant revenues related to the ongoing licensing of MuSE software by a small number of customers. Therefore, an agreement was reached to convert the AVS Notes into AVS equity.

     On February 20, 2002, the board of directors of AVS accepted a subscription agreement from VizCor, LLC, an Arizona limited liability company wholly owned by Gates, for 200 shares of AVS common stock (the "Shares") in exchange for $1 million. The ownership of 200 Shares results in a 66.7% ownership interest in AVS common stock. As a result of this transaction, the interest of the Company in AVS has been diluted from 100% to 33.3%. This transaction provides necessary liquidity to AVS that management believes will permit AVS to continue operations and enhances the value of the interest in AVS held by the Company, even though the Company now only holds a minority interest.

     The $1 million consideration consists of the conversion of all of the $590,000 principal on the AVS Notes and of $10,000 accrued interest thereon together with a $400,000 promissory note (the "VizCor" Note). The VizCor Note is payable in four equal annual installments plus 4.65% interest.

     The transaction includes two conditional redemption options, one exercisable by AVS and the other exercisable by VizCor, LLC. AVS has the right to redeem all of the Shares in the event that any person or entity obtains the legal right to revoke, suspend, cancel, terminate or modify the issuance of the Shares or to obtain damages from AVS or any of its agents and representatives for the issuance of the Shares. The option must be exercised on or before February 20, 2003. The redemption consideration shall be $1 million and shall consist of the cancellation of all the then outstanding principal balance of the VizCor Note, together with cancellation of the accrued interest thereon, return of the AVS notes, and any additional redemption consideration shall be in the form of a new promissory note payable with 4.65% interest in 90 days.

     VizCor, LLC has the right and option to make demand on AVS for the redemption of up to 160 Shares for a redemption consideration of $5,000 per Share in the event that (1) AVS revenues from operations and securities-based funding do not result in cash receipts to AVS in the year 2002 of at least $9 million, or (2) there are commercially reasonable grounds for insecurity that the accounts receivable of AVS may become subject to the claims of creditors, a court or other party. The option must be exercised on or before March 31, 2003 so long as AVS has timely reported its receipts to VizCor, LLC. The redemption consideration shall first consist of the cancellation of all or part of the then outstanding principal balance of the VizCor Note sufficient to redeem the number of Shares called for redemption, together with cancellation of the accrued interest thereon.

To the extent that the outstanding principal balance of the VizCor Note is insufficient to redeem the number of Shares called for redemption, AVS shall return Gates Notes having a principal amount sufficient for the remaining redemption consideration.

     The security agreements supporting the AVS Notes shall remain in full force and effect and all underlying financing statements filed in connection with such security agreements shall not be terminated until the all the conditional redemption options are no longer exercisable and then only if no option has been exercised.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:
               None.

          (b)  Pro Forma Financial Information:

               A balance sheet as of September 30, 2001, and a statement of operations for the period then ended are included reflecting the assets, liabilities, revenue, income and expenses of the Company with and, on a pro forma basis, without the inclusion of AVS as a wholly owned subsidiary as if the Shares had been issued by AVS as of September 30, 2001. THESE FINANCIAL STATEMENTS HAVE BEEN INTERNALLY PREPARED BY THE COMPANY AND HAVE NOT BEEN AUDITED, REVIEWED OR COMPILED BY AN INDEPENDENT PUBLIC ACCOUNTANT. The column for AVS does not reflect the AVS issuance of the Shares on a pro forma basis. The issuance of the Shares by AVS results in a $1 million increase in AVS stockholders' equity, a reduction of $600,000 in AVS liabilities and an increase of $400,000 in AVS assets (including $100,000 in now current assets).

                             MUSE TECHNOLOGIES, INC.
                        UNAUDITED PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                   In (000's)

                                              UNAUDITED                                 MUSE
                                            BALANCE SHEET     LESS     PRO FORMA      PRO FORMA
                                              9/30/2001        AVS    ADJUSTMENTS   BALANCE SHEET
                                            -----------------------------------------------------
                         ASSETS
                         ------
CURRENT ASSETS:
      Cash and equivalents                         $251        $237                          $14
      Accounts receivable, net                    1,863       1,695                          168
      Notes receivable - related parties            183           0                          183
      Other current assets                          238         168                           70
                                            -----------------------------------------------------
      Total current assets                        2,535       2,100                          435

      PROPERTY AND EQUIPMENT-NET                    308          85                          223

      OTHER ASSETS
      Capitalized Development Costs-Net             428         428                            0
      Investment in AVS                               0           0          500             500
      Other Assets                                  142         106                           36
                                            -----------------------------------------------------
      Total assets                               $3,413      $2,719         $500          $1,194
                                            =====================================================

      LIABILITIES AND STOCKHOLDERS' EQUITY
      ------------------------------------

CURRENT LIABILITIES:

      Accounts Payable                           $2,577      $1,302                       $1,275
      Accrued Liabilities                         2,528       1,772                          756
      Bank Note payable                             273           0                          273
      Capital lease - current portion                85          67                           18
      Deferred Revenue                              740         720                           20
                                            -----------------------------------------------------
      Total current liabilities                   6,203       3,861                        2,342

LONG-TERM LIABILITIES:
      Capital lease - less current portion           31           0                           31
      Notes Payable                                 760         590                          170
      Convertible Note Payable                    3,000       1,908                        1,092
                                            -----------------------------------------------------

      Total Liabilities                           9,994       6,359                        3,635

STOCKHOLDERS' EQUITY:
      Common stock                                  197           4                          193
      Additional paid-in capital                 26,011       4,629          500          21,882
      Treasury stock                               (777)          0                         (777)
      Cummulative translation adjustment            (68)        (68)                           0
      Accumulated deficit                       (31,944)     (8,205)                     (23,739)
                                            -----------------------------------------------------
                                                                    --
      Total stockholders' equity                 (6,581)     (3,640)         500          (2,441)
                                                                    --
                                            -----------------------------------------------------
                                                 $3,413      $2,719         $500          $1,194
                                            =====================================================

                             Muse Technologies, Inc.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months ended September 30, 2001
                                   In (000's)

                                                       UNAUDITED       LESS        RESTATED
                                                       9/30/2001        AVS          MUSE
                                                      --------------------------------------
REVENUES                                              $    7,969       7,854            115

EXPENSES:
         Cost of Revenues                                  1,049       1,049              0
         Selling, general and administrative               5,492       3,974          1,518
         Research and development                          2,076       1,643            433
         Bad Debt expense                                    752           0            752
         Amortization                                        593          95            498
         Depreciation                                        640         220            420
                                                      --------------------------------------

         Total operating expenses                         10,602       6,981          3,621
                                                      --------------------------------------

NET OPERATING INCOME/(LOSS)                               (2,633)        873         (3,506)
                                                      --------------------------------------

Other income (expense):
         Gain on Foreign Currency Transactions                45          45              0
         Gain on Investments                                 572           0            572
         Interest income                                       0           0              0
         Interest expense                                   (276)       (166)          (110)
         Other Expense                                       (49)        (14)           (35)
         Forgiveness of Debt                                 388           0            388
         Taxes                                               (14)        (14)             0
                                                      --------------------------------------
         Total other (expenses) income                       666        (149)           815
                                                      --------------------------------------

NET INCOME/(LOSS) FROM CONTINUING OPERATIONS          $  ($1,967)       $724        ($2,691)
                                                      ======================================

LOSS FROM DISCONTINUED OPERATIONS                         (1,597)          0         (1,597)

LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS                 (958)          0           (958)
                                                      --------------------------------------

NET LOSS FROM DISCONTINUED OPERATIONS                     (2,555)          0         (2,555)
                                                      --------------------------------------

MINORITY INTEREST                                              0        (241)           241
                                                      --------------------------------------

NETINCOME/( LOSS)                                     $   ($4,522)       $483        ($5,005)
                                                      ======================================

NET LOSS PER COMMON SHARE-CONTINUING OPERATIONS            (0.15)       0.06          (0.21)

NET LOSS PER COMMON SHARE-DISCONTINUED OPERATIONS          (0.19)       0.00          (0.19)

                                                      --------------------------------------
NET LOSS PER SHARE-BASIC AND DILUTED                  $    (0.34)       0.06          (0.40)
                                                      ======================================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING                                               13,104      13,104         13,104
                                                      ======================================

          (c) The Company is preparing pro forma data reflecting revenue, income from continuing operations, net income and net income per share for the three months ending December 31, 2000 and December 2001 that includes AVS as an investment of the Company as compared to a wholly owned subsidiary of the Company. This data will be completed and reported by the Company as soon as the Company can do so with its present limited resources.

          (d)  Exhibits: None


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MUSE TECHNOLOGIES, INC.


Dated:   March 7, 2002                  By: /s/ Steve Sukman
                                            ----------------
                                            Steve Sukman
                                            Chief Executive Officer